MANSFIELD GARRETT - MAXXON, INC.
                                    AGREEMENT


THIS AGREEMENT made as of the 18th day of July, 2001, Maxxon, Inc., a Nevada corporation, hereinafter referred to as "Company," with its principal offices at 8908 South Yale Avenue, Suite 409, Tulsa, Oklahoma 74137; and Mansfield Garrett, Inc., a South Carolina corporation, hereinafter referred to as "Mansfield Garrett," with its principal offices at 410 Mill Street - Suite 402, Mt. Pleasant, SC 29464.

                                   WITNESSETH

     WHEREAS, Company requires expertise in the area of general business consulting to support its business and growth; and

     WHEREAS, Mansfield Garrett has substantial contacts among the members of the investment community and healthcare industry and desires to act as a consultant to general business consulting and advisory services to Company.

     WHEREAS, the Company desires to retain Mansfield Garrett to render certain general business consulting and advisory services.

     NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

1.0 Certain Definitions - When used in this Agreement, the following terms shall have the meanings set forth below:

     o Affiliates - Shall be any persons employed by or entities controlled by a party to this Agreement.

     o Contact Person - The person who shall be primarily responsible for carrying out the duties of the parties hereunder or responsible for the delegation of the duties to be performed.

     o Extraordinary Expenses - The expenses that are beyond those expenses that are usual, regular or customary (e.g. local and long distance telephone, facsimile transmission, postage, computer, secretarial and printing) in the conduct of in-house activities in fulfillment of the scope of this Agreement.

     o Payment or Payable In-Kind - The distribution of the proceeds of a transaction shall be in the same type and form as was given as valuable consideration for the transaction.

     o Engagement Period - Two years from the execution date of this agreement.

2.0 Contact Persons - The Contact Person for Company is Gifford Mabie or Thomas Coughlin, M.D. The Contact Person for Mansfield Garrett is Ron Wheet, President.

3.0 Services to be Rendered by Mansfield Garrett - Mansfield Garrett agrees to render the following services:


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     3.1  Strategic Business Advice - Mansfield Garrett shall assist the Company in its strategic industry planning. This assistance shall include referrals to industry contacts, as well as identifying potential corporate or strategic partners. Furthermore, Mansfield Garrett shall evaluate potential industry or strategic partnerships and advise the Company during all stages of negotiations including contractual obligations and financial structure. 3.2 Market Strategy - Mansfield Garrett shall advise the Company with regards to the timing of entry onto an exchange, the selection of an exchange, choosing a specialist or market maker. In addition, Mansfield Garrett shall advise the Company and its response to any unusual trading volume or trading patterns. In addition, Mansfield Garrett shall assist the Company in monitoring of institutional ownership. Furthermore, Mansfield Garrett shall review investment patterns of investment managers, to locate institutions as prospective purchasers and shall assist in tracking
          peer  companies  to  identify  additional  potential  investors.   3.3
          Financings - Mansfield Garrett shall assist the Company to identify, evaluate and facilitate all financing options including initial public offerings, secondary offerings, mezzanine financings, and equity line financings, debt financings and financing through the issuance of additional classes of securities. 3.4 Merger and Acquisition - Mansfield Garrett shall advise the Company during the process of identifying potential merger and acquisition candidates, shall assist the Company in evaluating a potential merger or acquisition, and shall assist and advise the Company during the negotiation stage. 3.5 Communication with Company - Mansfield Garrett shall stay in constant
          contact  with  the  Company.   This  contact  shall  include   monthly
          conferences to inform the Company of recent developments and to discuss potential responses and actions necessary to further the objectives of this Agreement. 3.6 Analyst Reports - Mansfield Garrett shall engage an independent financial analyst to prepare, at the Company's expense, a corporate profile and periodic corporate reports, and updates in accordance with applicable federal and state securities laws. 3.7 Additional Analyst Introduction - Mansfield Garrett shall assist the Company in scheduling and preparing for meetings with buy and sell side analysts so that additional independent analysis reports can be drafted to increase the Company's exposure to the Investment Community. 3.8 Corporate Image - Mansfield Garrett shall inform the
          Company  of  its  communications   with  the  financial  community  to
          ascertain how Institutional Investors, Financial Analysts, Investment Bankers, Retail Brokers and the Media perceive the Company.



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



4.0  Compensation to Mansfield Garrett.

     4.1 Exemption - Mansfield Garrett shall be compensated with the Warrants to purchase Company's Common Stock. The offer of this Common Stock is being made in reliance upon the provisions of Regulation D promulgated under the 1933 Act, Section 4(2) of the 1933 Act, and/or such other exemption from the registration requirements of the 1933 Act as may be available with respect to all purchases of Common Stock to be made hereunder. The Company hereby grants to Mansfield Garrett an option in the form of a Warrant to purchase from the Company within one (1) year of execution of this Agreement up to 1,000,000 shares of Common Stock, par value $.001 per share, for an exercise price of $0.01 per share of Common Stock. The Company shall pay all legal fees and expenses incurred in drafting, reviewing and/or amending any offering documents and/or contracts associated with this relationship. The Company acknowledges that it has approved the employment/retention of Counsel to draft, review and/or amend such agreements and will promptly pay upon demand any legal fees and expenses anticipated or incurred. 4.2 Extraordinary Expenses - Extraordinary expenses of Mansfield Garrett shall be submitted to Company for approval prior to expenditure and shall be paid by Company, within ten (10) business days of receipt of Mansfield Garrett's invoice for payment. No invoice shall be rendered until after the services have been performed. 4.3 Finder's Fees - In the event Mansfield Garrett first introduces Company or a Company
          Affiliate to any third party funding source, underwriter, merger partner, or joint venture and Mansfield Garrett provides material assistance to Company in consummating a funding, underwriting, merger, joint venture or similar agreement with Company or Company's Affiliate within one (1) year after terminating this Agreement, Company agrees to pay Mansfield Garrett an advisory fee of 5% of the gross proceeds received from such funding or underwriting, or 5% of the consideration paid in a merger, joint venture or similar agreement with Company or Company's Affiliate payable upon the consummation of such finding, underwriting, merger, joint venture with Company or Company's' Affiliate in the same form of compensation received.

5.0 Indemnification - Each party agrees to indemnify and hold the other party harmless from and against any liability, loss, cost, expense or damage caused by reason of any breach, neglect, default or material omission of it or any of its agents, employees, or other representatives arising out of the failure to perform its duties or obligations under this Agreement, provided there shall be no liability for punitive, consequential, special or exemplary damages under any circumstances. Nothing herein is intended to nor shall it relieve either party from liability from its own act, omission or negligence. All remedies provided by law or in equity shall be cumulative and not in the alternative.

6.0 Representations and Warranties - Each party hereby represents, covenants and warrants to the other party as follows:


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     6.1  Authorization  - It and its  signatories  herein  have full  power and
          authority  to  enter  into  this   Agreement  and  to  carry  out  the
          transactions contemplated hereby.

     6.2 No Violation - Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate any provision of its charter or bylaws or violate any term or applicable law, rule or regulation.

     6.3 Agreement in Full Force and Effect - All of its contracts, agreements, leases, and licenses referenced herein are valid and in full force and effect.

     6.4 Litigation - There is no action, suit, inquiry, proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best of its knowledge threatened against it, or which questions or challenges the validity of this Agreement and the subject matter hereof; and it does not know or have any reason to believe any valid basis for any such action, proceeding or investigation.

     6.5 Consents - No consent of any person, other than the signatories hereto, is necessary for the execution, delivery and consummation of the transactions contemplated hereby, including, without limitation, consents from parties to loans, contracts, leases or other agreements and consents from governmental agencies, whether federal, state or local.

     6.6 Reliance - It has and will rely upon the documents, instruments and written information furnished to it by the other party's officers, employees and representatives.

     6.7 Accuracy - All representations, warranties and statements provided by it are true, complete and accurate in all material respects.

     6.8 Compliance with Law - Each party agrees to comply with all applicable laws, rules and regulations applicable to it, including especially all applicable federal and state securities laws.

     6.9 Publicity - Each party agrees to use its good faith efforts to keep the other informed with respect to all material facts and circumstances related to it. Mansfield Garrett agrees not to disseminate or permit retail brokers, employees, representatives or agents to provide or disseminate to investors, brokers or others in the investment community any information regarding Company or its securities that Company has not approved in advance.

7.0  Representations by Mansfield Garrett.

     7.1 Disclosure of Relationship with Company - Mansfield Garrett agrees to disclose in a manner consistent with applicable laws, rules and regulations that it is providing the services set forth in section three of this Agreement in exchange for Common Stock of the Company. Specifically Mansfield Garrett agrees to abide by Section 17(b) of the 1933 Act which provides that it is unlawful for any person: "to publish, give publicity to, or to circulate any notice, circular, or advertisement, newspaper article, letter, investment service, or communication which, though not purporting to offer a security for sale, describes such security for a consideration received or to be received, directly or indirectly, from an issuer, underwriter or dealer, without fully disclosing receipt, whether past or prospective, of such compensation and the amount thereof."



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

     7.2 Scope of Information to be Provided by Mansfield Garrett - Mansfield Garrett shall only provide information to the securities brokerage community, its retail brokers and all others described in section three of this Agreement, that is received from and approved by the Company. Mansfield Garrett agrees not to provide any information (written, electronic or verbal) which is materially false or misleading or omit to provide any information regarding the Company which is necessary so that the information provided by Mansfield Garrett is not false or materially misleading.

     7.3 Short Sales - Mansfield Garrett, its officers, directors, employees, affiliates and related parties (including all family members) shall not under any circumstances engage either directly or indirectly in short sales of the Company's Stock. Mansfield Garrett shall not direct any third parties to short sales of the Company's Stock.

     7.4 Assignment - No part of this Agreement shall be assignable. Mansfield Garrett may not transfer any portion of it's rights, obligations or duties under this contract to a third party without the Company's prior written consent.

     7.5 Purchase Entirely for Own Account - This Agreement is made in reliance upon Mansfield Garrett's representation to the Company, which by Mansfield Garrett's execution of this Agreement, Mansfield Garrett hereby confirms, that the Company's Common Stock is being acquired for investment purposes for Mansfield Garrett's own account and not with a view for resale or distribution of any part thereof except in accordance with applicable federal and state securities laws.

     7.6 Accredited Investor - Mansfield Garrett represents that it is an "accredited investor" as that term is defined in SEC rule 501(a) of Regulation D, 17 C.F.R.501(a).

     7.7 Restricted Securities - Mansfield Garrett understands that the Company's Common Stock issued hereunder may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely. Mansfield Garrett is aware that the Common Stock may not be sold under Rule 144 unless of all of the conditions of that rule have been met.

8.0  Representations of the Company.

     8.1 Right of First Refusal - The Company hereby agrees to provide Mansfield Garrett with the absolute right to provide and find any additional sources of capital that the Company may require or need at any time during the term of this Agreement. The Company and Mansfield Garrett shall agree on the amount of compensation to be paid to Mansfield Garrett by the Company at that time.

9.0  Services Not Expressed or Implied.


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     9.1  Mansfield  Garrett Is Not a Market-Maker  - Mansfield  Garrett has not
          agreed to provide and is not providing to Company any market-maker service in the securities of Company.

     9.2 Mansfield Garrett Is Not Being Paid for Market-Maker Services - Any payment made herein to Mansfield Garrett is not, and shall not be construed as, compensation to Mansfield Garrett for the purposes of making a market in the securities of Company or to cover Mansfield
          Garrett's out-of-pocket expenses for making a market in Company's securities.

     9.3 Mansfield Garrett Is Not Being Paid to Influence the Market - No payment made herein to Mansfield Garrett is for the purpose of affecting the price of any Company security or influencing any market-making functions, including, but not limited to, bid/ask quotations, initiation and termination of quotations, retail securities activities.

10.0 Miscellaneous Provisions.

     10.1 Amendment and Modification - This Agreement may be amended, modified and supplemented only by written agreement of Mansfield Garrett and Company.

     10.2 Waiver - Any failure of Mansfield Garrett, on the one hand, or Company, on the other, to comply with any obligation, agreement or condition herein may be expressly waived in writing, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     10.3 Expenses - Whether or not the transactions contemplated by this Agreement are consummated, Mansfield Garrett agrees that all fees and expenses incurred by Mansfield Garrett in connection with this Agreement shall be borne by Mansfield Garrett and Company agrees that all fees and expenses incurred by Company in connection with this Agreement shall be borne by Company, including, without limitation as to both Mansfield Garrett or Company, all fees and expense of their respective counsel and accountants.

     10.4 Other Business Opportunities - Except as expressly provided in this Agreement, each party hereto shall have the right independently to engage in and receive full benefits from other business activities.

     10.5 Compliance with Regulatory Agencies - Each party agrees that all actions, direct or indirect, taken by it and its respective agents, employees and affiliates in connection with this Agreement and any financing or underwriting hereunder shall conform to all applicable federal and state securities laws.

     10.6 Notices - Any notices to be given hereunder by any party may be effected by personal delivery in writing or by mail, registered or certified, postage prepaid with return receipt requested or by fax. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but any party may change its address by written notice in accordance with this subsection. Notices delivered personally and by fax shall be deemed communicated upon actual receipt. Mailed notices shall be deemed communicated as of three (3) business days after mailing.



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     10.7 No Assignment - This Agreement and all of the provisions  hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any right, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.

     10.8 No Delegation - Neither party shall delegate the performance of its duties under this Agreement without the prior written consent of the other party.

     10.9 Advertising and Publicity - Neither Mansfield Garrett nor Company shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement or the transactions contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law or the regulations of any federal or state governmental agency, except that the party shall consult with the other party concerning the timing and content of such announcement before such announcement is made.

     10.10Governing Law - This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of Oklahoma, without regard to its conflict of law doctrine. Company and Mansfield Garrett agree that if action is instituted to enforce or interpret any provision of this Agreement, then jurisdiction and venue shall be Tulsa County, Oklahoma.

     10.11Counterparts - This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.12Heading - The heading of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereto or affect in any way the meaning or interpretation of this Agreement.

     10.13Entire Agreement - This Agreement,  including any Exhibits hereto, and the other documents and certificates delivered pursuant to the terms hereto, set forth the entire Agreement and understanding of the parties hereto in respect of the subject matters contained herein and supersedes all prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

     10.14Third Parties - Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     10.15Attorneys' Fees and Expenses - If any action is necessary to enforce and collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and expenses, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.


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     10.16Survivability  -If any part of this  Agreement is found or deemed by a court of competent jurisdiction to be invalid or unenforceable, that part shall be severed from the remainder of this Agreement.

     10.17Further Assurances - Each of the parties agrees that it shall from time to time take such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

     10.18Right to Data After Termination - After termination of this Agreement each party shall be entitled to copies of all non-confidential information acquired hereunder prior of the date of termination.

     10.19Relationship of the Parties - Each party is an independent contractor and an independent business not controlled by or under common control of the other party. Nothing contained in this Agreement shall be deemed to cause either party to be a partner, agent or legal representative of the other, or create any fiduciary relationship between them. Neither party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other party. The rights, duties, obligations and liabilities of the parties shall be several, not joint or collective. Neither party shall have any authority to take or withhold any action for the other or to represent to anyone that it has the power and authority to do so.

11.0 Term of Agreement and Termination. This Agreement shall be effective upon execution, shall continue for two (2) years unless terminated sooner, by either party, upon giving to the other party thirty (30) days' written notice, after which time this Agreement is terminated. Mansfield Garrett shall be entitled to the finder's fees described in this Agreement for funding or underwriting commitments entered into by Company or its affiliates within one (1) year after termination of this Agreement if said funding or underwriting was the result of Mansfield Garrett's initial introduction and its material efforts in the consummation thereof prior to the termination of this Agreement.

12.0 Arbitration: Indemnification.

     WITH RESPECT TO THE ARBITRATION OF ANY DISPUTE, THE UNDERSIGNED HEREBY ACKNOWLEDGE THAT:

     (i)  ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

     (ii) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK A REMEDY IN COURT, INCLUDING THEIR RIGHT TO JURY TRIAL;

     (iii)PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS; (iv) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF ANY RULING BY THE ARBITRATORS IS STRICTLY LIMITED;

     (v) THE PANEL OF ARBITRATOR MAY INCLUDE ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY; AND


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

     (vi) THIS ARBITRATION AGREEMENT IS SPECIFICALLY WRITTEN TO INCLUDE ANY AND ALL STATUTORY CLAIMS ARISING UNDER THIS AGREEMENT WHICH MIGHT BE ASSERTED BY ANY PARTY.

THE PARTIES AGREE THAT:

          A. ALL DISPUTES, CONTROVERSIES OR DIFFERENCES BETWEEN COMPANY AND MANSFIELD GARRETT OR ANY OF THEIR OFFICERS, DIRECTORS, LEGAL REPRESENTATIVES, ATTORNEYS, ACCOUNTANTS, AGENTS OR EMPLOYEES, OR ANY CUSTOMER OR OTHER PERSON OR ENTITY, ARISING OUT OF, IN CONNECTION WITH OR AS A RESULT OF THIS AGREEMENT, SHALL BE RESOLVED THROUGH ARBITRATION RATHER THAN THROUGH LITIGATION.

          B. ALL DISPUTES FOR RESOLUTION SHALL BE SUBMITTED EITHER TO THE AMERICAN ARBITRATION ASSOCIATION OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., WHICHEVER ASSOCIATION HAS JURISDICTION OVER THE DISPUTE, WITHIN THIRTY (30) DAYS AFTER RECEIVING A WRITTEN REQUEST TO DO SO FROM ANY PARTY.

          C. IF ANY PARTY FAILS TO SUBMIT THE DISPUTE TO ARBITRATION ON REQUEST, THEN THE REQUESTING PARTY MAY COMMENCE AN ARBITRATION PROCEEDING.

          D. ANY HEARING SCHEDULED AFTER AN ARBITRATION IS INITIATED SHALL, UNLESS THE PARTIES AGREE OTHERWISE, TAKE PLACE IN FORT WORTH, TARRANT COUNTY, TEXAS, AND THE FEDERAL ARBITRATION ACT SHALL GOVERN THE PROCEEDING.

          E. IF ANY PARTY SHALL INSTITUTE ANY COURT PROCEEDING IN AN EFFORT TO RESIST ARBITRATION AND BE UNSUCCESSFUL IN RESISTING ARBITRATION OR UNSUCCESSFULLY CONTESTS THE JURISDICTION OF ANY ARBITRATION FORUM LOCATED IN FORT WORTH, TARRANT COUNTY, TEXAS, OVER ANY MATTER WHICH IS THE SUBJECT OF THIS AGREEMENT, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER FROM THE LOSING PARTY ITS LEGAL FEES AND ANY OUT-OF-POCKET EXPENSES INCURRED IN CONNECTION WITH THE DEFENSE OF SUCH LEGAL PROCEEDING AND ITS EFFORTS TO ENFORCE ITS RIGHTS TO ARBITRATION AS PROVIDED FOR HEREIN.

          F. EACH PARTY WILL SIGN ANY REQUIRED AND CUSTOMARY AGREEMENT TO ARBITRATE REQUIRED BY THE AMERICAN ARBITRATION ASSOCIATION OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., AS APPROPRIATE, AT THE TIME ANY DISPUTE IS SUBMITTED FOR ARBITRATION.


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

          G. THE PARTIES AGREE TO BE BOUND BY THE DECISION OF ANY AWARD AS BEING FINAL AND CONCLUSIVE AND AGREE TO ABIDE THEREBY.

          H. ANY DECISION MAY BE FILED WITH ANY COURT AS A BASIS FOR JUDGMENT AND EXECUTION FOR COLLECTION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.



Maxxon, Inc.                                  Mansfield Garrett, Inc.


By:/s/ Gifford Mabie                          By:/s/ Ron Wheet
   ----------------------------               -----------------------
   Gifford Mabie                              Ron Wheet
   President and                              President
   Chief Executive Officer

                                    Exhibit A

                        Duties of Mansfield Garrett, Inc.


NO ADDITIONAL FEES HAVE BEEN AGREED TO UNLESS THIS PAGE IS AMENDED AND SIGNED BY BOTH PARTIES.


























Maxxon, Inc.                                  Mansfield Garrett, Inc.


By:/s/ Gifford Mabie                          By:/s/ Ron Wheet
   ----------------------------               -----------------------
   Gifford Mabie                              Ron Wheet
   President and                              President
   Chief Executive Officer



                                 Page 11 of 11